EARNINGS CALL PRESENTATION Fiscal Year 2017, Second Quarter NOVEMBER 2, 2016 Innovation Center Washington D.C.

HORACIO ROZANSKI PRESIDENT AND CHIEF EXECUTIVE OFFICER LLOYD HOWELL CHIEF FINANCIAL OFFICER AND TREASURER CURT RIGGLE VICE PRESIDENT INVESTOR RELATIONS 1 CALL PARTICIPANTS

DISCLAIMER

Forward Looking Safe Harbor Statement

Certain statements contained in this presentation and in related comments by our management include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts," "expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct.

These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, which can be found at the SEC's website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Financial Data Information

Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen's performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Net Income, and net cash provided by operating activities to free cash flows, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry. With respect to our expectations under " Fiscal 2017 Full Year Outlook on slide 5, reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2017. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results.

2

PIVOT TO ACCELERATING GROWTH SECOND QUARTER FISCAL YEAR 2017 Our people are capturing opportunities and delivering high -quality work to clients We are… • Seeing and capitalizing on healthy demand • Managing our operations with agility • Realizing the benefits of our strategic investments in… –Talent –Capabilities –Markets • Differentiated by the combination of the breadth of our technical capabilities, the depth of our relationships, our mission knowledge, and our consulting expertise 3

FINANCIAL OVERVIEW DELIVERING ON OUR FISCAL YEAR 2017 PLAN • Running our business on an annual basis • Delivering first half results that align well with our FY17 annual plan • Remaining agile to take advantage of opportunities as they arise • Market continues to signal demand • Clients recognize Booz Allen’s ability to bring solutions to their pressing problems • Investors can count on us to set a plan and relentlessly execute against it • We do what we say… year-to-year and over the long run 4

KEY FINANCIAL RESULTS FISCAL YEAR 2017 PRELIMINARY RESULTS First half results – including headcount gain and record backlog – position us well for full year performance and for accelerating growth in FY18 and beyond • Cash position is also improving as expected Comparisons are to prior fiscal year period 5 F I R S T H A L F S E C O N D Q U A R T E R Revenue $2.8 billion 5.4% Increase $1.4 billion 5.5% Increase Net Income $130.6 million 8.4% Increase $62.8 million 11.8% Increase Adjusted Net Income $138.5 million 12.3% Increase $69.2 million 20.1% Increase Adjusted EBITDA $279.5 million 5.3% Increase $135.7 million 9.3% Increase Diluted EPS $0.86 7.5% Increase $0.41 10.8% Increase Adjusted Diluted EPS $0.92 10.8% Increase $0.46 18.0% Increase Total Backlog $13.6 billion 8.7% Increase

FINANCIAL OUTLOOK REVISING FULL YEAR GUIDANCE Raising the bottom end of ranges to reflect first half performance 1) Full Fiscal Year 2017 Estimated Weighted Average Diluted Share Count of 150 million shares; assumes an effective tax rate of 39.3% 6 F I S C A L 2 0 1 7 F U L L Y E A R O U T L O O K Revenue Growth in the Range of Three to Five Percent Diluted EPS (1): $1.63 - $1.70 Adjusted Diluted EPS (1): $1.68 - $1.75

APPENDIX

NON-GAAP FINANCIAL INFORMATION • "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization of intangible assets, and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • "Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin” is calculated as Adjusted EBITDA divided by revenue. Booz Allen prepares Adjusted EBITDA and Adjusted EBITDA Margin to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, and (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the financial statements. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment. 8

NON-GAAP FINANCIAL INFORMATION 9 Fiscal 2017 Full Year Outlook (a) Reflects amortization of intangible assets resulting from the Acquisition of our Company by The Carlyle Group. (b) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. (c) Reflects tax effect of adjustments at an assumed marginal tax rate of 40%. (d) Excludes an adjustment of approximately $0.7 million and $1.3 million of net earnings for the three and six months ended September 30, 2016, respectively, and excludes an adjustment of approximately $0.8 million and $1.6 million of net earnings for the three and six months ended September 30, 2015, respectively, associated with the application of the two-class method for computing diluted earnings per share. (Amounts in thousands, except share and per share data) 2016 2015 2016 2015 Adjusted Operating Income Operating Income 117,661$ 108,816$ 246,962$ 234,960$ Amortization of intangible assets (a) 987 1,056 2,113 2,112 Transaction expenses (b) 3,354 — 3,354 — Adjusted Operating Income 122,002$ 109,872$ 252,429$ 237,072$ EBITDA, Adjusted EBITDA & Adjusted EBITDA Margin Net income 62,830$ 56,216$ 130,647$ 120,522$ Income tax expense 34,917 34,737 80,464 79,017 Interest and other, net 19,914 17,863 35,851 35,421 Depreciation and amortization 14,677 15,352 29,178 30,469 EBITDA 132,338 124,168 276,140 265,429 Transaction expenses (b) 3,354 — 3,354 — Adjusted EBITDA 135,692$ 124,168$ 279,494$ 265,429$ Revenue 1,394,853 1,322,154 2,817,575 2,673,758 Adjusted EBITDA Margin 9.7% 9.4% 9.9% 9.9 % Adjusted Net Income Net income 62,830$ 56,216$ 130,647$ 120,522$ Amortization of intangible assets (a) 987 1,056 2,113 2,112 Transaction expenses (b) 3,354 — 3,354 — Amortization or write-off of debt issuance costs and write-off of original issue discount 6,278 1,309 7,567 2,603 Adjustments for tax effect (c) (4,248) (946) (5,214) (1,886) Adjusted Net Income 69,201$ 57,635$ 138,467$ 123,351$ Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 150,200,454 149,388,556 149,914,416 148,996,669 Adjusted Net Income Per Diluted Share (d) 0.46$ 0.39$ 0.92$ 0.83$ Free Cash Flow Net cash provided by operating activities 205,436$ 69,591$ 217,083$ 88,687$ Less: Purchases of property and equipment (8,972) (16,422) (15,143) (29,562) Free Cash Flow 196,464$ 53,169$ 201,940$ 59,125$ (Unaudited) (Unaudited) Three Months Ended September 30, Six Months Ended September 30,